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                                                                   EXHIBIT 10.7

                        BINDVIEW DEVELOPMENT CORPORATION

                          2000 INDIAN STOCK OPTION PLAN

                        (AS AMENDED THROUGH JUNE 30, 2000


         1. PURPOSES OF THE PLAN. The purposes of this 2000 Indian Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Service Providers and to promote the success of the Company's business.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 hereof.

                  (b) "AFFILIATE" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                  (c) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the laws of any foreign country or jurisdiction that are applicable to Options that are granted under the Plan, including but not limited to, the laws, rules and regulations governing corporations, securities, currency exchange and investments in such country or jurisdiction.

                  (d) "BOARD" means the Board of Directors of the Company.

                  (e) "CODE" means the United States Internal Revenue Code of 1986, as amended.

                  (f) "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

                  (g) "COMMON STOCK" means the Common Stock of the Company.

                  (h) "COMPANY" means BindView Development Corporation, a Texas corporation.


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                  (i) "CONSULTANT" means any person who is engaged by the
Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

                  (j) "DIRECTOR" means a member of the Board of Directors of the Company or any Parent or Subsidiary.

                  (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by the Company or any Parent or Subsidiary shall be sufficient to constitute "employment" by the Company or any Parent or Subsidiary.

                  (l) "FAIR MARKET VALUE" of the Common Stock as of any date means (a) the closing sale price of the Common Stock on that date on the principal securities exchange on which the Common Stock is listed; or (b) if the Common Stock is not listed on a securities exchange, the closing sale price of the Common Stock on that date as reported on the NASDAQ National Market System; or (c) if the Common Stock is not listed on the NASDAQ National Market System, the closing bid quotation for the Common Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Common Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee.

                  (m) "MATURE SHARES" means Shares of Common Stock that have been legally and beneficially owned by the Optionee for at least six months.

                  (n) "OPTION" means a stock option covering Common Stock granted pursuant to the Plan.

                  (o) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (p) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

                  (q) "OPTIONED STOCK" means the Common Stock subject to an Option.

                  (r) "OPTIONEE" means the holder of an outstanding Option granted under the Plan.

                  (s) "PARENT" means a parent corporation, whether now or hereafter existing, of the Company.

                  (t) "PLAN" means this 2000 Indian Stock Option Plan.


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                  (u) "SERVICE PROVIDER" means an Employee, Director or
Consultant.

                  (v) "SHARE" means a share of Common Stock, as adjusted in accordance with Section 11 below.

                  (w) "SUBSIDIARY" means a subsidiary corporation, whether now or hereafter existing, of the Company.

         3. STOCK SUBJECT TO THE PLAN. Subject to adjustment under the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 300,000. The Shares may be authorized, but unissued, or reacquired Common Stock. The number of shares stated in this Section 3 shall be subject to adjustment in accordance with the provisions of Section 11.

                  If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); PROVIDED, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan. If Common Stock is used by the Service Provider pursuant to Section 8(b) to pay the exercise price of an Option, only the net number of Shares of Common Stock issued by the Company shall be shall be considered utilized under the Plan. If Shares of Common Stock are withheld by the Company to pay tax withholding due from the Employee, the number of such Shares withheld shall not be considered utilized under the Plan.

         4. ADMINISTRATION OF THE PLAN.

                  (a) PROCEDURE. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

                  (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority, in its discretion, to:

                           (i) determine the Fair Market Value;

                           (ii) select the Service Providers to whom Options may
from time to time be granted hereunder;

                           (iii) determine the number of Shares to be covered by
each such award granted hereunder;

                           (iv) approve forms of agreement for use under the
Plan;

                           (v) determine the terms and conditions of any Option
granted hereunder;


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                           (vi) determine whether and under what circumstances
an Option may be settled in cash under subsection 9(e) instead of Common Stock;

                           (vii) reduce the exercise price of any Option to the
then current Fair Market Value, if the Fair Market Value has declined since the date the Option was granted;

                           (viii) institute an Option Exchange Program;

                           (ix) prescribe, amend and rescind rules and
regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws; and

                           (x) construe and interpret the terms of the Plan and
awards granted pursuant to the Plan.

                  (c) EFFECT OF ADMINISTRATOR'S DECISION. The actions of the Administrator in exercising all the rights, powers, and authorities set out in this Section and all other Sections of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

         5. ELIGIBILITY.

                  (a) Options may be granted to Service Providers.

                  (b) The Plan shall not confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company or any Parent or Subsidiary, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

         6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

         7. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement.

         8. OPTION EXERCISE PRICE AND CONSIDERATION.

                  (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator at the time the Option is granted.

                  (b) The consideration for the Shares to be issued upon exercise of an Option shall be (i) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the Option price of the Shares, (ii) Mature Shares at their Fair Market Value on the date of exercise, (iii) payment to the Company, through a broker-assisted exercise that is approved by the Committee, for an amount equal to the option price of the shares and the Company's minimum tax withholding obligation, if any, (iv) any combination of (i), (ii), or (iii) and/or (v) any other


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form of payment which is acceptable to the Committee; provided, however, that the consideration for the Shares to be issued upon exercise of any Option granted hereunder shall be permitted under this Section 8(b) only to the extent permitted under Applicable Laws, including without limitation foreign exchange regulations.

                  If Mature Shares are used in payment, the aggregate Fair Market Value of the Mature Shares tendered must be equal to or less than the aggregate exercise price of the Shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the Shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Optionee, at the address specified by the Optionee.

                  Whenever an Option is exercised by exchanging Mature Shares owned by the Optionee, the Optionee shall deliver to the Company certificates registered in the name of the Optionee representing a number of Mature Shares legally and beneficially owned by the Optionee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the Mature Shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition. The Board may provide that a legend or restriction be printed on the certificate as the Board determines is necessary, in its discretion, to comply with Applicable Laws.

                  Notwithstanding the foregoing, an Optionee may elect, subject to the approval of the Committee, to satisfy any required income tax withholding obligation, in whole or in part, by having the Company withhold whole Shares of Common Stock, which otherwise would be issued on exercise, having a Fair Market Value not in excess of the amount of the Company's minimum tax withholding obligation.

                  Notwithstanding any other provision of the Plan, the Committee shall have the authority to cause an Optionee to utilize a different method of exercise if the method selected by the Optionee could result in adverse accounting treatment for the Company.

         9. EXERCISE OF OPTION.

                  (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

                      An Option shall be deemed exercised when the Company receives written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as


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evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.

                      Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or disability, the Optionee may exercise his or her Option within such period of time (of at least thirty (30) days) as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (c) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent the Option is vested on the date of disability, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's disability. If, on the date of disability, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) DEATH OF OPTIONEE. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's death. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.


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                  (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         10. NON-TRANSFERABILITY OF OPTIONS. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. Any attempt to transfer an Option other than under the terms of the Plan and the Optionee's Option Agreement shall terminate the Option and all rights of the Optionee to the Optioned Stock.

         11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  If the Company shall effect a subdivision or consolidation of Shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of Shares of the Common Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of Shares of Common Stock subject to outstanding Options under the Plan shall be appropriately adjusted in such a manner as to entitle an Employee to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of Shares of Common Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of Shares of Common Stock then reserved, that number and class of Shares of Common Stock that would have been received by the owner of an equal number of outstanding shares of each class of Common Stock as the result of the event requiring the adjustment.

                  If while unexercised Options remain outstanding under the Plan
(i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (iii) the Company is to be dissolved, or (iv) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Treasury Regulations) that is not described in clauses (i),
(ii) or (iii) of this sentence (each such event is referred to herein as a "Corporate Change"), then (x) except as otherwise provided in an Option Agreement or as a result of the Board's effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Option then outstanding may be exercised, and (y) no later than ten
(10) days after the approval by the stockholders of the Company of such Corporate Change, the Board, acting in its sole and absolute discretion without the consent or approval of any


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Optionee, shall act to effect one or more of the following alternatives, which may vary among individual Optionees and which may vary among Options held by any individual Optionee:

                  (1) accelerate the time at which some or all of the Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Board, after which specified date all such Options that remain unexercised and all rights of Optionees thereunder shall terminate,

                  (2) require the mandatory surrender to the Company by all or selected Optionees of some or all of the then outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan or the Option Agreements evidencing such Options) as of a date, before or after such Corporate Change, specified by the Board, in which event the Board shall thereupon cancel such Options and the Company shall pay to each such Optionee an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise price(s) under such Options for such Shares,

                  (3) with respect to all or selected Optionees, have some or all of their then outstanding Options (whether vested or unvested) assumed or have a new Option substituted for some or all of their then outstanding Options (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing him, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate Fair Market Value of the Shares subject to the Option immediately after the assumption or substitution over the aggregate exercise price of such Shares is equal to the excess of the aggregate Fair Market Value of all Shares subject to the Option immediately before such assumption or substitution over the aggregate exercise price of such Shares, and (B) the assumed rights under such existing Option or the substituted rights under such new Option as the case may be will have the same terms and conditions as the rights under the existing Option assumed or substituted for, as the case may be,

                  (4) provide that the number and class of Shares of Common Stock covered by an Option (whether vested or unvested) theretofore granted shall be adjusted so that such Option when exercised shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement and/or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Optionee had been the holder of record of the number of Shares of Common Stock then covered by such Option, or

                  (5) make such adjustments to Options then outstanding as the Board deems appropriate to reflect such Corporate Change (provided, however, that the Board may determine in its sole and absolute discretion that no such adjustment is necessary).


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                  In effecting one or more of alternatives (3), (4) or (5)
         above, and except as otherwise may be provided in an Option Agreement, the Board, in its sole and absolute discretion and without the consent or approval of any Optionee, may accelerate the time at which some or all Options then outstanding may be exercised.

                  In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Option and not otherwise provided for by this
Section 11, any outstanding Options and any agreements evidencing such Options shall be subject to adjustment by the Board in its sole and absolute discretion as to the number and price of shares of stock or other consideration subject to such Options. In the event of any such change in the outstanding Common Stock, the aggregate number of Shares available under the Plan may be appropriately adjusted by the Board, whose determination shall be conclusive.

                  The issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of Shares of Common Stock then subject to outstanding Options.

         12. SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Board, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

         13. DATE OF GRANT. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Service Provider to whom an Option is so granted within a reasonable time after the date of such grant.

         14. AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

                  (b) SHAREHOLDER APPROVAL. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.


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                  (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment,
alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

         15. CONDITIONS UPON ISSUANCE OF SHARES.

                  (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. Specifically, in connection with Applicable Laws relating to the registration of securities, upon exercise of any Option, the Company shall not be required to issue any Common Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option will not transfer the Common Stock, except in accordance with Applicable laws, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with Applicable Law. The determination by the Administrator on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Common Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Common Stock issuable on exercise of an Option is not registered, the Company may imprint on the certificate evidencing the Common Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option, or the issuance of Shares under it to comply with Applicable Law.

                  (b) ELECTION UNDER SECTION 83(B) OF THE CODE. No Service Provider shall exercise the election permitted under section 83(b) of the Code with respect to any Option under the Plan without written approval of the Committee. Any Service Provider doing so shall forfeit all Options issued to him under the Plan.

         16. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         17. RESERVATION OF SHARES. The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.



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         18. MISCELLANEOUS.

                  (a) NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Optionee under the Plan. All Optionees shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan.

                  (b) NO EMPLOYMENT OBLIGATION. The granting of any Option shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Optionee. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him.

                  (c) FORFEITURE. Notwithstanding any other provisions of the Plan, if the Board finds by a majority vote after full consideration of the facts that the Optionee, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an Optionee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Optionee shall forfeit all outstanding Options, including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Optionee's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

                  The decision of the Board as to the cause of the Optionee's discharge, the damage done to the Company or an Affiliate, and the extent of the Optionee's competitive activity shall be final. No decision of the Board, however, shall affect the finality of the discharge of the Optionee by the Company or an Affiliate in any manner.

                  (d) WRITTEN AGREEMENT. Each Option shall be embodied in a written Option Agreement which shall be subject to the terms and conditions of the Plan and shall be signed by the Optionee and by a member of the Board on behalf of the Board and the Company or an executive officer of the Company other than the Optionee on behalf of the Company. The Option Agreement may contain any other provisions that the Board in its discretion shall deem advisable which are not inconsistent with the terms of the Plan. The Plan and all shares of stock or stock equivalents granted pursuant hereto shall be subject to the terms of any shareholders agreement entered into by the Company concurrent, or prior to, the grant of any Option hereunder.

                  (e) INDEMNIFICATION OF THE COMMITTEE AND THE BOARD. With respect to administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with


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or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board, whether or not he continues to be a member of the Committee and/or the Board at the time of incurring the expenses -- including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee and/or the Board. However, this indemnity shall not include any expenses incurred by any member of the Committee or Board in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee or the Board. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee or the Board unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee or the Board and shall be in addition to all other rights to which a member of the Committee or the Board may be entitled as a matter of law, contract, or otherwise.

                  (f) GENDER. If the context requires, words of one gender when used in the Plan shall include the others and words used in the singular or plural shall include the other.

                  (g) HEADINGS. Headings are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

                  (h) OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for Optionees of the Company or any Affiliate.

                  (i) OTHER OPTIONS. The grant of an Option shall not confer upon the Optionee the right to receive any future or other Options under the Plan, whether or not Options may be granted to similarly situated Optionees, or the right to receive future Options upon the same terms or conditions as previously granted.


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